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   EXHIBIT 23.1 - CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-53335 and
   33-53337).



                                           /s/Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP

   San Francisco, California,
     March 26, 1997